UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2011

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road
Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events

Motorola Solutions, Inc. (the “Company”) is filing this Current Report on Form 8-K solely to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (“Motorola’s 2010 Annual Report”) to reflect: (i) the revised presentation of the Company’s segments as a result of the realignment of its operations into two segments: Government and Enterprise, as previously reported on Form 8-K furnished on April 14, 2011, and (ii) the reclassification of the historical financial results of Motorola Mobility Holdings, Inc. (“Motorola Mobility”) as discontinued operations as a result of the distribution by the Company of all the common stock of Motorola Mobility on January 4, 2011. On April 29, 2011, the Company completed the sale of certain assets and liabilities of the Networks business to Nokia Siemens Networks B.V. (“NSN”). The results of operations of the portions of the Networks business sold to NSN were reclassified to discontinued operations beginning in the third quarter of 2010.

Attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K are the updated “Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8: Financial Statements and Supplementary Data” both from Motorola’s 2010 Annual Report, to reflect the revised segment presentation and the reclassification of the historical financial results of Motorola Mobility as discontinued operations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following are filed as Exhibits to this Report:

Exhibit 23	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	“Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations”

Exhibit 99.2	“Item 8: Financial Statements and Supplementary Data”

Exhibit 101	The following financial information as of December 31, 2010, and for the three years in the period then ended from Motorola Solutions, Inc.’s Current Report on Form 8-K is formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Statements of Operations, (2) Consolidated Balance Sheets, (3) Consolidated Statements of Stockholders’ Equity, (4) Consolidated Statements of Cash Flows, and (5) Notes to Consolidated Financial Statements.*

*	Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA SOLUTIONS, INC.

Date: May 12, 2011	By:	/s/ JOHN K. WOZNIAK
John K. Wozniak
Corporate Vice President
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	“Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations”

99.2	“Item 8: Financial Statements and Supplementary Data”

101	The following financial information as of December 31, 2010, and for the three years in the period then ended from Motorola Solutions, Inc.’s Current Report on Form 8-K is formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Statements of Operations, (2) Consolidated Balance Sheets, (3) Consolidated Statements of Stockholders’ Equity, (4) Consolidated Statements of Cash Flows, and (5) Notes to Consolidated Financial Statements.*

*	Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.